Exhibit 10.1

AGREEMENT FOR GUARANTEE MAXIMUM PRICE

CONSTRUCTION SERVICES

CHANGE ORDER

30 June 2004

Project: Wynn Las Vegas	Change Order No.: 4

“Contractor”: MARNELL CORRAO ASSOCIATES, INC. 222 Via Marnell Way Las Vegas, Nevada 89119	“Owner”: WYNN LAS VEGAS, LLC 3145 Las Vegas Boulevard So. Las Vegas, Nevada 89109

That certain Agreement for Guaranteed Maximum Price Construction Services between Owner and Contractor for Le Rêve dated as of June 4, 2002 (“Contract”) is hereby modified as follows:

1.	SCOPE OF WORK

The Scope of Work is changed as follows:

HIGHRISE

A.	Revised Highrise Parapet

(i)	Description. Incorporate alternate highrise parapet design, per WDD change directive dated 5-18-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$844,884
Contractor Contingency	844,884

Total cost of issue per MCA Change Order Proposal #13, Dated 3-9-04	$1,689,768

B.	Guestroom Sound Attenuation

(i)	Description. Provide additional insulation and sound caulking to improve the sound transmission rating between guestrooms, per WDD correspondence dated 1-9-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$254,284
Contractor Contingency	254,284

Total cost of issue per MCA Change Order Proposal #14, Dated 6-22-04	$508,568

C.	Vented Marble Base

(i)	Description. Field modify Marble Base at suite powder room to allow for proper venting of Spa Tub, per notice of clarification #HRID 003 dated 1-12-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$26,567
Contractor Contingency	26,567

Total cost of issue per MCA Change Order Proposal #16, Dated 4-27-04	$53,134

D.	Wallcovering at Executive Suite Niche Ceilings

(i)	Description. Install wallcovering at the Executive Suite Niche Ceilings, per WDD change directive dated 6-8-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$2,100
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #17, Dated 3-4-04	$2,100

E.	Salon & Parlor Suite Trim @ Bathrooms

(i)	Description. Provide and install ½ round molding to improve transition detail from wallcovering to marble on the Parlor and Salon bathrooms, per WDD change directive dated 4-2-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$44,460
Contractor Contingency	44,460

Total cost of issue per MCA Change Order Proposal #20, Dated 6-22-04	$88,920

F.	Crown Molding @ Salon C

(i)	Description. Change the crown molding at the bar Soffit in the Salon C to coordinate with final framing dimensions, per WDD change directive dated 6-8-04 and amended 6-21-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$2,843
Contractor Contingency	2,843

Total cost of issue per MCA Change Order Proposal #21, Dated 6-2-04	$5,686

G.	Isolation Pads for Roof Electrical Transformers

(i)	Description. Provide and install to vibration isolation pads at transformers located on the roof of Highrise, per WDD change directive dated 4-2-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$13,226
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #22, Dated 3-17-04	$13,226

H.	Domestic Booster System EMCS Monitoring

(i)	Description. Provide an interface to the domestic booster system located in the Tower, per JBA letter dated 1-19-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$10,408
Contractor Contingency	10,408

Total cost of issue per MCA Change Order Proposal #24, Dated 3-16-04	$20,816

I.	Air Tub Power Cords

(i)	Description. Provide additional GFI Protected outlet within reach of the tub access panel, per WDD Correspondence dated 4-2-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$43,588
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #25, Dated 3-26-04 and Confirmed 5-3-04	$43,588

J.	Salon, Parlor and Executive Suite Lighting Changes

(i)	Description. Add fluorescent strip to existing lighting box above vanity. Relamp recessed down lamps in the suite bathrooms, per WDD change directive dated 6-8-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$90,285
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #27, Dated 4-23-04	$90,285

K.	Salon C Add Clock Outlet

(i)	Description. Add clock outlet within Salon Suite C, per WDD change directive dated 6-8-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$1,898
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #28, Dated 5-4-04	$1,898

L.	Salon & Parlor Suite Millwork Louver Panel

(i)	Description. Fabricate and install millwork Louver at tub access panel with in the powder room, per WDD transmittal dated 4-8-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$45,525
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #29, Dated 4-23-04	$45,525

M.	Curtain Wall Stair Tower Modification

(i)	Description. Correct design detail to extend glass band from the 59th level through the top of the parapet. Construction documents incorrectly showed cambric band in this location. Reference WDD change directive dated 6-18-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$98,986
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #31, Dated 5-4-04	$98,986

N.	Correct Bullnose Detail @ Shower Seat

(i)	Description. Field modify bullnose detail @ Shower Seat. Incorrect condition was specific to the Crème Bellisima Stone. Reference WDD change directive dated 6-8-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$26,080
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #32, Dated 5-21-04	$26,080

O.	New Carpet Spec for Chocolate Cherry Scheme

(i)	Description. Remove; Replace previously specified carpet in the chocolate cherry scheme. As discussed in WDD correspondence dated 4-2-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$7,706
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #33, Dated 6-22-04	$7,706

P.	Relocate Towel Bar @ Parlor Powder Room

(i)	Description. Relocate Towel Bar from behind the door to adjacent to the sink in the Parlor Suite Powder Room, per WDD change directive dated 6-8-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$3,601
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #34, Dated 6-4-04	$3,601

TOTAL HIGHRISE CHANGES:

Owner Contingency Draw	$1,513,441
Contractor Contingency Draw	1,183,446

* Increase to Guaranteed Maximum Price	$0

*	Note the above costs are Contingency allocations within the current Guaranteed Maximum Price.

LOWRISE

A.	Modification to Exterior Glazing System

(i)	Description. Revise exterior glazing system to extend to the floor in lieu of the current design. This revised criteria is to be incorporated throughout the project. In Area 1, the glazing system was already fabricated as such; it will be modified to accommodate this change. Reference WDD change directive dated 4-4-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$378,344
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #1.1, Dated 4-15-04	$378,344

B.	Louis Vuitton Mezzanine

(i)	Description. Provide reinforcement of the building structure to support a mezzanine within the Louis Vuitton store. The mezzanine will be constructed by others. Reference WDD correspondence dated 4-14-04.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$29,480
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #3.1, Dated 4-16-04	$29,480

C.	Retail 21

(i)	Description. Expand current Retail Store #21 into current shell space. Store increased in size by approximately 3,000 SF.

(ii)	Increase to Guaranteed Maximum Price. Total increase per revised Lowrise program and revised Masterplans.

Guaranteed Maximum Price Increase	$600,000

D.	Retail 26

(i)	Description. Construct children’s wear store in current shell space. Total store area is approximately 1,268 SF.

(ii)	Increase to Guaranteed Maximum Price. Total increase per revised Lowrise program and revised Masterplans.

Guaranteed Maximum Price Increase	$285,300

TOTAL LOWRISE CHANGES:

Owner Contingency Draw	$407,824
Contractor Contingency Draw	0

Increase to Guaranteed Maximum Price	$885,300

FAIRWAY VILLAS

A.	Added Pilasters in Corridors

(i)	Description. Fabricate and install millwork pilasters in the Fairway Villa guest corridor, per WDD change directive dated 5-12-04 as noted to reflect agreed upon cost.

(ii)	No change to Guaranteed Maximum Price.
Contingency allocation as follows:

Owner Controlled Contingency	$133,562
Contractor Contingency	0

Total cost of issue per MCA Change Order Proposal #FV.1, Dated 5-17-04	$133,562

B.	Fairway Villa Addition

(i)	Description. Construction of eighteen (18) additional Fairway Villa’s and all associated project improvements. This Work includes the building tie-in to Lowrise Area 4 per WDD change directive dated 6-1-04.

(ii)	Increase to Guaranteed Maximum Price. Total increase per MCA proposal dated 5-23-04 is as follows:

Guaranteed Maximum Price Increase	$25,998,440

SHOWROOM ADDITION

A.	Showroom #1 Addition

i.	Description. Construction of a 1200 seat Showroom addition at Wynn Las Vegas and all associated project improvements. This work includes all necessary exiting modifications to the existing building and the required remodel of existing Lowrise space per WDD change directive dated 6-28-04.

ii.	Increase to Guaranteed Maximum Price. Total increase per MCA proposal dated 6-23-04 is as follows:

iii.	Schedule. As detailed in WDD Change Directive dated 6-28-04, all work associated with the Showroom Addition shall be completed in accordance with the following key milestone dates:

Start Theatre Construction	7/19/04

Complete Theatre for Rehearsals (TCO)	7/29/05

Show Open To Public	8/26/05

Guaranteed Maximum Price Increase	$30,939,344

Total Scope of Work Change Order No. 4

Owner Contingency Allocation	$2,054,827

Contractor Contingency Allocation	$1,183,446

Guaranteed Maximum Price Increase	$57,823,084

B. INCREASE TO GUARANTEED MAXIMUM PRICE.

The Guaranteed Maximum Price set forth in Section 3.1 of the Contract is by this Change Order hereby increased from $934,849,556.00 to $992,672,640, based on the Changes described in Paragraph 1 above. The detailed breakdown of the foregoing increase is contained in the Revised Contractors Work and Guaranteed Maximum Price Breakdown labeled as Revised Exhibit F and dated 30 June 2004, and attached to this Change Order. Accordingly, the original Guaranteed Maximum Price Breakdown attached as Exhibit F to the Contract is hereby deleted and substituted therefore is the Revised Contractors Work and Guaranteed Maximum Price Breakdown attached hereto. From and after the date of this Change Order, all references in the Contract Documents to the “Guaranteed Maximum Price Breakdown” attached as Exhibit F to the Contract, shall mean and refer to the Revised Contractors Work and Guaranteed Maximum Price Breakdown attached hereto as Revised Exhibit F. From and after the date of this Change Order, any and all references in the Contract Documents to the “Guaranteed Maximum Price” shall mean the amount of $992,672,640.00.

C. PROJECT SCHEDULE

The current Project Schedule for the base contract scope dated 31 August 2003 and attached as Exhibit B to the Contract shall remain unchanged. The Contract Time of 910 calendar days from Date of Commencement, and the Guaranteed Date of Substantial Completion, as defined in Section 4.1 of the Contract, remain unchanged by this Change Order.

By executing this change order all parties acknowledge and understand that the completion date for the Showroom Addition (Showroom #1) extends beyond the contract completion date for the base contract scope detailed in the current project schedule dated 31 August 2003. The Schedule Completion date for the Showroom addition is hereby agreed to be 26 August 2005.

All initial capitalized terms used in this Change Order shall have the meaning ascribed to them in the Contract, unless otherwise defined herein. This Change Order is effective as of 30 June 2004.

OWNER:		CONTRACTOR:

WYNN LAS VEGAS, LLC, a Nevada limited liability company,		MARNELL CORRAO ASSOCIATES, INC., a Nevada corporation

By:	/s/ Todd Nisbet	By:	/s/ Perry Eiman
Name:	Todd Nisbet	Name:	Perry Eiman
Title:	Assistant Secretary	Its:	President

ARCHITECT:

BUTLER/ASHWORTH ARCHITECTS, LLC

		By:	/s/ Glen Ashworth
		Name:	Glen Ashworth
		Its:	Vice President and Secretary